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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              December 20, 1995


                           Commission File No 0-15949
                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


              CALIFORNIA                                        94-2862863
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                         identification No.)

1895 EAST FRANCISCO BLVD., SAN RAFAEL, CA                         94901
(Address of principal executive offices)                        (Zip code)

                                 (415) 257-3000
               (Registrant's telephone number including area code)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 20, 1995, the Company terminated Coopers & Lybrand LLP as independent auditors for the Company. Coopers & Lybrand provided the Company with a letter dated November 1, 1995 which explained that because of independence concerns arising from the recent hiring by the Company of a new employee who had a family relationship to a member of Coopers & Lybrand's San Francisco office, it was transferring responsibility for the audit of the Company from the San Francisco office to the Portland office. Coopers & Lybrand's reports on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 1994 and 1995 did not contain an adverse opinion or a disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Company's Board of Directors. During the Company's two most recent fiscal years (June 30, 1994 and 1995) and subsequent interim period (through December 20, 1995), there have been no disagreements with Coopers & Lybrand on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make a reference to the subject matter of the disagreement in connection with its report. During the Company's two most recent fiscal years (June 30, 1994 and 1995) and subsequent interim period (through December 20,
1995), there did not occur any kind of event listed in paragraphs (a)(1)(v)(A) through (D) of Regulation S-K, Item 304.

Effective December 20, 1995, the Company engaged Deloitte & Touche LLP as independent auditors to audit the Company's financial statements for the fiscal year ended June 30, 1996. During the Company's two most recent fiscal years (1994 and 1995) and subsequent interim period (through December 20, 1995), neither the Company nor any person acting on behalf of the Company consulted Deloitte & Touche regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Regulation S-K, Item 304 and the related instructions) or a reportable event (as described in paragraph (a)(1)(v) of Regulation S-K, Item 304).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

A copy of the letter addressed to the Securities and Exchange Commission furnished by Coopers & Lybrand LLP, dated December 27, 1995, is filed as Exhibit
16.2 to this report on Form 8-K in accordance with subparagraph (a)(3) of Item 304 of Regulation S-K.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE: December 27, 1995        INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.





                                     By: /s/ MARTIN SACKS
                                         ----------------
                                         Martin Sacks
                                         President & Chief Executive Officer
                                         (Principal Executive Officer)


                                     By: /s/ MARK H. COSMEZ II
                                         ---------------------
                                         Mark H. Cosmez II
                                         V.P. Finance & Chief Financial Officer
                                         (Principal Financial Officer)





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                                INDEX TO EXHIBITS


EXHIBIT                                                                   PAGE
NUMBER                                                                     NO.
-------                                                                   ----
16.2     Letter regarding Change in Certifying Accountant                   5





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